UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________
FORM 8-K
 _________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2026
 _________________________________
Hudson Pacific Properties, Inc.
Hudson Pacific Properties, L.P.
(Exact name of registrant as specified in its charter)

Hudson Pacific Properties, Inc.	Maryland	001-34789	27-1430478
Hudson Pacific Properties, L.P.	Maryland	333-202799-01	80-0579682
	(State or other jurisdiction	(Commission	(IRS Employer
	of incorporation)	File Number)	Identification No.)

11601 Wilshire Blvd., Ninth Floor
Los Angeles,	California	90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable
(Former name or former address, if changed since last report)

_________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hudson Pacific Properties, Inc.	Common Stock, $0.01 par value	HPP	New York Stock Exchange
Hudson Pacific Properties, Inc.	4.750% Series C Cumulative Redeemable Preferred Stock	HPP Pr C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Hudson Pacific Properties, Inc    ☐

Hudson Pacific Properties, L.P.    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hudson Pacific Properties, Inc.    ☐

Hudson Pacific Properties, L.P.    ☐

Item 7.01 Regulation FD Disclosure

On September 11, 2026, the Company issued a press release announcing the Extension and Loan Modification Agreement discussed in Item 8.01 below, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01 Other Events

On September 9, 2026, certain subsidiaries and affiliates of Hudson Pacific Properties, L.P. (the "Operating Partnership"), together with the Operating Partnership, entered into an Extension and Loan Modification Agreement with Wilmington Trust, National Association, as Trustee, for the benefit of the holders of BXHPP Trust 2021-Film, Commercial Mortgage Pass-Through Certificates, Series 2021-Film and the related VRR Interest Owner, as lender (the “Extension and Modification”), to that certain Loan Agreement, dated as of August 9, 2021, with respect to the $1.1 billion CMBS mortgage financing (the “Financing”) secured by its Hollywood Media Portfolio assets, which it co-owns. The Extension and Modification extends the stated maturity date of the loans that are part of the Financing to November 9, 2027, establishes a $20 million reserve for the funding of future leasing expenses and capital improvements at the portfolio properties, and provides that any future excess cash flow will be swept into this reserve for future leasing expenses, capital improvements, and certain other operating expenses and costs. The stated interest rate of the loans were unchanged by the Extension and Modification, and no principal repayment was required.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
99.1**	Press release dated September 11, 2026.
104**	Cover Page Interactive Data File (embedded within the Inline XBRL document).
_____________
**     Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: September 11, 2026

HUDSON PACIFIC PROPERTIES, INC.

	By:	/s/ Mark T. Lammas
Mark T. Lammas
President
HUDSON PACIFIC PROPERTIES, L.P.
	By:	Hudson Pacific Properties, Inc., Its General Partner

	By:	/s/ Mark T. Lammas
Mark T. Lammas
President